UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                                December 13, 2005
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)



       Michigan                       001-32428                30-0030900
(State or other jurisdiction    (Commission File Number)      (IRS Employer
 of incorporation)                                          Identification No.)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
99.1 Employment Agreement of John A. Mayfield dated November 14, 2005
99.2 News Release, Dated December 13, 2005


Item 1.01 Entry into a Material Definitive Agreement

     The Registrant entered into an employment agreement with John A. Mayfield as of November 14, 2005 which is effective December 12, 2005. Mr. Mayfield's employment agreement provides for a term of 3 years (unless earlier terminated in accordance with its terms), an annual base salary of $175,000 and a performance-based bonus pursuant to which Mr. Mayfield is eligible to receive an annual bonus of up to 50% of his annual base compensation. Mr. Mayfield has also been granted an option to purchase 40,000 shares of Registrant's common stock, vesting in 3 equal annual installments at an exercise price of $5.50. A copy of the employment agreement is filed with this report as Exhibit 99.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On December 13, 2005, the Registrant announced that John A. Mayfield, MBA, CPA has joined the Registrant as its new Chief Financial Officer, succeeding James T. House, chief financial officer since the time of the Registrant's public offering, who will serve as a consultant during the transaction. The appointment of Mr. Mayfield is effective as of December 12, 2005. A copy of his employment agreement is annexed to this report as an exhibit, the material terms of which are described above.

Item 9.01 Financial Statements and Exhibits

     Exhibit No. Description
     99.1 Employment Agreement of John A. Mayfield dated November 14, 2005
     99.2 News release dated December 13, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TARPON INDUSTRIES, INC.

                                        Date: December 13, 2005

                                        By:   /s/ J. Peter Farquhar
                                           -----------------------------------
                                           J. Peter Farquhar, Chief
                                           Executive Officer

Exhibit Index

     Exhibit No. Description
     99.1 Employment Agreement of John A. Mayfield dated November 14, 2005
     99.2 News release dated December 13, 2005

99.1 Employment Agreement of John A. Mayfield dated November 14, 2005


                              EMPLOYMENT AGREEMENT

     This Employment Agreement is entered into as of November 14, 2005, between Tarpon Industries, Inc., a Michigan corporation (the "Company"), and John A. Mayfield, ("Employee").

     In consideration of the mutual covenants contained in this Agreement, the Company and Employee agree as follows:


     1. Employment.

     During the term of this Agreement (as defined in Sections 2 and 4), the Company shall employ Employee, and Employee hereby accepts such employment by the Company in accordance with the terms and conditions set forth in this Agreement.

     (a) Position and Duties. Employee will serve as Chief Financial Officer of the Company, or in such other position with the Company, as the Board of Directors of the Company will, from time to time, specify. Employee shall perform all duties, services and responsibilities and have such authority and powers for, and on behalf of the Company as are customary and appropriate for such position and as are established from time to time by, or in accordance with procedures established by the Company's Chief Executive Officer or Board of Directors.

     (b) Performance. Employee will perform the duties called for under this Agreement to the best of his ability and shall devote all of his business time, energies, efforts and skill to such duties during the term of his employment and shall not accept employment with any other employer or business or engage in any other business of any nature whatsoever, in any capacity whatsoever, unless approved in writing in advance by the Chief Executive Officer or Board of Directors of the Company as applicable. Employee shall be temporarily based in the Marysville, Michigan area and shall perform duties in the State of Michigan and at other Company locations as necessary to perform his duties as the Chief Financial Officer.


     2. Term and Offer

     The term of Employee's employment under this Agreement will begin on December 5, 2005 and shall continue for three years, unless earlier terminated pursuant to Section 4. Of this Agreement.


     3. Compensation, Expenses and Benefits.

     As full compensation for Employee's performance of his duties pursuant to this Agreement, the Company shall pay Employee during the term of this Agreement, and Employee will accept as full payment for such performance, the following aggregate amounts and benefits:

     (a) Salary. As salary for Employee's services to be rendered under this Agreement, the Company shall pay Employee an aggregate annual salary of $175,000.00 (the "Base Salary"). The Base Salary may be increased from time to time by an amount determined by the applicable Board of Directors. Such salary shall be payable semi-monthly in arrears, or at such other interval, not less frequent than monthly, as the Company shall designate.

     (b) Performance Based Bonus. In every year during the Term, Employee shall be eligible to receive an annual bonus of up to 50% of his annual base compensation. The aforementioned bonus will be based upon the Company's successful achievement of profitability goals and the achievement of Corporate and Department goals.

     (c) Business Expenses. The Company shall pay or reimburse Employee for all reasonable, ordinary and necessary travel, entertainment, meals, lodging, and other out-of-pocket expenses incurred by Employee in connection with the Company's business, for which Employee submits appropriate receipts and which are consistent with the company policy or have been authorized by the Company's Board of Directors.

     (d) Options. The Company will grant Employee an option to purchase 40,000 common shares of Company stock at a strike price of $5.50 (10% over the IPO price) which options shall vest in 3 equal installments on the first 3 anniversaries of this Agreement beginning November 14, 2006 and shall be governed by the Amended and Restated Tarpon Industries, Inc. 2004 Stock Option Plan to the extent herewith.

     (e) Benefits. Employee shall be eligible to participate in all fringe benefits, currently including major medical, disability and dental insurance, a 401(k) plan and other employee benefit plans, applicable to other officers of the Company when and if adopted and made available during the term of this Agreement to employees with similar periods of service, subject to any eligibility or other requirements for participating in such fringe benefits and to the actual existence of the respective plans.

     (f) Vacation. Employee will be entitled to four weeks of paid vacation time in accordance with the Company's current vacation policy.

     (g) Indemnification. The Company shall, to the fullest extent authorized or permitted by the Michigan Business Corporation Act, defend, indemnify and hold Employee, his heirs, executors, administrators and other legal representatives, harmless from and against any and all claims, suits, debts, causes of action, proceedings or other actions, at law or in equity, including costs and reasonable attorney fees which any person or entity may have had, now has or may in the future have with respect to Employee's service to the Company as an officer, director, employee or agent thereof. This provision shall survive the termination of this agreement.

     (h) Automobile, Cellular Phone. The Company shall provide Employee with an automobile allowance of an aggregate of $500.00 per month. The Company shall also provide Employee with a cellular phone and shall pay or reimburse Employee for all such cellular phone costs incurred by Employee in connection with the Company's business.


     4.   Termination

     (a) Death. Employee's employment under this Agreement will terminate immediately upon Employee's death.

     (b) Disability. Employee's employment under this Agreement shall terminate, at the Company's option, immediately upon notice to Employee given after Employee's "total disability," but no earlier than the later of (i) the day after six (6) consecutive months during which Employee suffers from a "total disability," and (ii) the day that Employee is eligible to begin receiving disability benefits under the insurance policy or its equivalent provided by Section 3(e). "Total disability" shall mean Employee's physical or mental condition entitling him to disability benefits, after the passage of time, pursuant to the insurance policy or its equivalent provided by Section 3(e), assuming such condition continues, all, if permitted by such insurance policy or its equivalent, as determined by a Doctor chosen by the Company and a Doctor chosen by the Employee, and, if necessary, a Doctor mutually chosen by such Doctors. Employee shall continue to receive compensation pursuant to this Section 3 during the period prior to termination of Employee's employment pursuant to this Section 4 (b), if Employee's employment is not otherwise terminated pursuant to this Agreement, less any disability benefits Employee receives pursuant to the insurance policy or its equivalent provided by Section 3 (e) with respect to such period. There shall be no such deduction for disability benefits received by Employee if Employee pays the premiums on such disability insurance policy.

     (c) With Cause. The Company shall have the right, upon written notice to Employee, to terminate Employee's employment under this Agreement for "cause." Such termination shall be effective immediately upon Employee's receipt of such written notice. "Cause" means material breach by Employee of Sections 6, 7, 8 and 9 of this Agreement, any material breach by Employee of his fiduciary duties to the Company, material failure to perform his duties under Section 1 of this Agreement continuing for 30 days following written notice by the Company of such material failure, gross neglect, abuse of office amounting to a breach of trust, fraud, any willful violation of any law, rule or regulation relating to the Company's business (other than traffic violations and similar offenses), which violation has an adverse effect upon the Company or any act of theft or dishonesty by Employee.

     (d) Without Cause. The Company and Employee shall each have the right, upon written notice to each other, to terminate Employee's employment under this Agreement without cause. Such termination shall be effective 30 days after such notice is deemed given pursuant to the provisions set forth in this Agreement.


     5.   Effects of Termination

     (a) If Employee's employment under this Agreement is terminated pursuant to Sections 4 (a), (b) or (c), or if Employee resigns pursuant to
          Section 4 (d), the Company's obligations under this Agreement, including obligations under Section 3, shall end except for the Company's obligation to: (i) reimburse Employee (or his estate) for all out-of-pocket expenses incurred and unpaid pursuant to Section 3(c) and all vacation leave and other benefits actually due pursuant to Sections 3(e)and 3(f) accrued and unpaid through the date of termination; (ii) pay to Employee (or his estate) any salary and bonus compensation, pursuant to Sections 3(a) and 3(b), actually earned, accrued and unpaid through the date of termination, and (iii) indemnify Employee as provided under section 3(g).

     (b) If Employee's employment under this Agreement is terminated by the Company pursuant to Section 4 (d), in addition to its obligations under Section 5(a), the Company shall (i) pay aggregate compensation under Section 3 (a) for a period of 12 months, (ii) provide the aggregate benefits for a period of 12 months set forth in Sections 3(e) and 3 (h) and (iii) allow the Employee to exercise his vested option rights pursuant to Section 3 (d) beginning after the 30 days written notice, subject to earlier termination upon the occurrence of any of the events described in Sections 4 (a) or 4(c).

     (c) If Employee's employment under this Agreement terminates other than pursuant to Section 4 of this Agreement (such as, for example, expiration of the term of Employee's employment under Section 2 of this Agreement), in addition to its obligations under Section 5 (a), the Company shall (i) pay aggregate compensation under Section 3 (a) for a period of twelve (12) months, (ii) provide the aggregate benefits for a period of twelve (12) months set forth in Sections 3(e) and 3(h) and (iii) allow the Employee to exercise his vested option rights pursuant to Section 3 (d) beginning immediately after such termination, subject to earlier termination upon the occurrence of any events described in Sections 4 (a) or 4 (c), provided that the Company shall have no obligation under this Section 5(c) if at the expiration of the original term of this Agreement pursuant to Section 2, the Company offers to extend the term of Employee's employment for an additional year on the same terms and conditions as set forth in this Agreement and Employee does not accept such offer.

     (d) Termination of Employee's employment under this Agreement shall not affect any party's rights and obligations under Section 3 (subject to the limitations set forth in Sections 5 (a) and (b)), 5, 7, 8, 9, 10 and 11, such rights and obligations shall continue and survive the termination of Employee's employment and this Agreement, for any reason, notwithstanding any breach of this Agreement by Employee or by the Company provided, in the event Employee's employment is terminated by the Company under Section 4(d) or other than pursuant to Section 4, Employee's obligations under Sections 7, 8, and 9 shall be limited to the time in which Employee receives compensation under Section 5 (b) or 5(c).

     (e) In the event the Employee is terminated within six months from his initial start date with the Company due to a change of control, the Company agrees to apply the severance payment conditions set forth in
          Section 5 (c) of this Agreement. In the event the Employee is terminated by the Company after both Parties execute an acceptable Employment Agreement, but before the Employee commences work for the Company, the Company agrees to apply and abide by the severance payment conditions set forth in Section 5 (c) of this Agreement.


     6.   Conflicts of Interest.

     While employed by the Company, Employee shall not, directly or indirectly:

     (a) participate in any way in the benefits of transactions between the Company and its suppliers or customers, or have personal financial transactions with any of the Company's suppliers or customers, including, without limitation, having a financial interest in the Company's suppliers or customers, or making loans to, or receiving loans from, the Company's suppliers or customers;

     (b) realize a personal gain or advantage from a transaction in which the Company has an interest or use information obtained in connection with Employee's employment with the Company for Employee's personal advantage or gain; or

     (c) accept any offer to serve as an officer, director, partner, consultant, agent or manager with or to be employed in a sales or technical capacity by, a person or entity that does business with the Company.

     7. Solicitation of Employees, Consultants and Customers

     Upon termination of Employee's employment with the Company under this Agreement, with or without cause, by the Company or Employee, Employee shall not for a period of one year or such shorter period provided in Section 5 (d) following the date of such termination, directly or indirectly: (a) solicit or attempt to hire any person who is then employed by, or is a consultant to, the Company or who, to Employee's knowledge, was employed by, or was a consultant to, the Company at any time during the year before the termination of Employee's employment with the Company under this Agreement. (b) encourage any such person to terminate his or her employment with the Company.


     8. Covenant Not To Compete

     During the term of Employee's employment under this Agreement and (a) for a period of one year following the termination of Employee's employment with the Company under this Agreement pursuant to Section 4(b) or 4(c) or by Employee pursuant to Section 4 (d), (b) for the period of time in which Employee is paid pursuant to Section 5(b) following termination of Employee's employment with the Company under this Agreement by the Company pursuant to Section 4(d), or (c) for a period of one year following the termination of Employee's employment with the Company under this Agreement other than as set forth in (a) or (b)above ("the Period"), Employee shall not, directly or indirectly, himself, or through or for an individual, person or entity wherever located:

     (a) engage in any activities, perform any services in connection with any products, or sell any products, which are similar to the activities or services performed by, or products sold by, the Company during the term of Employee's employment under this Agreement; or

     (b) be employed by, consult with, own any capital stock of, or have any financial interest of any kind in, any individual, person or entity, wherever located, which conducts a business reasonably similar to the Company's business; provided, that Employee may own, for investment purposes only, up to 3% of the stock of any publicly traded business whose stock is either listed on a national stock exchange or on the NASDAQ National Market (if Employee is not otherwise affiliated with such business.


     9. Solicitation of Company Customers.

     Upon termination of Employee's employment with the Company under this Agreement, with or without cause, by either the Company or Employee, Employee shall not, directly or indirectly, at any time within the Period, solicit any entity that, to Employee's knowledge was a customer of the Company within the year before the date of such termination to perform services or supply products for such customer of a similar nature to those services performed or products provided by the Company to such customer during the term of such employment under this Agreement.


     10. Return of Documents.

     Upon termination of Employee's employment with the Company for any reason, all documents, procedural manuals, guides, specifications, plans, drawings, designs and similar materials, diaries, records, customer lists, notebooks, and similar repositories of or containing confidential information, including all copies thereof, then in Employee's possession or control, whether prepared by Employee or others, shall be left with, or forthwith returned by Employee to the Company if applicable.


     11. Company's Remedies.

     Employee acknowledges and agrees that the covenants and undertakings contained in Sections 1(b), 6, 7, 8, 9 and 10 of this Agreement relate to matters which are of a special, unique and extraordinary character and that a violation of any of the terms of such Sections will cause irreparable injury to the Company, the amount of which will be difficult, if not impossible to estimate or determine and which cannot be adequately compensated. Therefore, Employee agrees that the Company in addition to any other available remedies under applicable law, will be entitled, as a matter of course, to an injunction, restraining order or other equitable relief from any court of competent jurisdiction, restraining any violation or threatened violation of any such terms by Employee and such other persons as the court will order.


     12. Employee's Remedies.

     Employee's exclusive remedy against the Company for breach of this Agreement and/or wrongful termination of his employment is the collection of any compensation due him as provided in Sections 3 and 5 of this Agreement and other such remedies available to Employee under law or in equity.


     13. Assignment.

     The Company shall not be required to make any payment under this Agreement to any assignee or creditor of Employee, other than to Employee's legal representative or his estate on death. Employee's obligations under this Agreement are personal and may not be assigned, delegated or transferred in any manner and any attempt to do so shall be void. Employee, or his legal representative, shall have no rights by way of anticipation or otherwise to assign or otherwise dispose of any right of Employee under this Agreement. The Company may assign this Agreement without Employee's consent to any successor to the Company's business but shall remain liable for its obligations hereunder. This Agreement will be binding upon, and shall inure to the benefit of the Company, the Employee and their permitted successors and assigns.


     14. Company's Obligations Unfunded.

     Except for any benefits under any benefit plan of the Company that are required by law or by express agreement to be funded, it is understood that the Company's obligation under this Agreement are not funded, and it is agreed that the Company shall not be required to set aside or escrow any monies in advance of the due date of the payment of such monies to Employee.


     15. Notices.

     (a) To Employee. Any notice to be given under this Agreement by the Company to Employee shall be deemed to be given if delivered to Employee in person or three business days after mailed to him by certified or registered mail, postage prepaid, return receipt requested, to:

                                John A. Mayfield
                                516 Brier Street
                           Kenilworth Illinois, 60043


or at such other address as Employee will have advised the Company in writing.


     (b) To the Company. Any notice to be given by Employee to the Company shall be deemed to be given three business days after mailed by certified or registered mail, postage prepaid, return receipt requested, to:

                             Tarpon Industries, Inc.
                             2420 Wills St.
                             Marysville, MI 48040

or at such other address as the Company will have advised Employee in writing.


     16. Amendments.

     This Agreement shall not be amended, in whole or in part, except by an agreement in writing signed by the Company and Employee.


     17. Entire Agreement.

     This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and all prior agreements or understandings, oral or written, are merged in this Agreement and are of no further force or effect. The parties acknowledge that they are not relying on any representations, express or implied, oral or written, (relating to any aspect of Employee's current or future employment or otherwise), except for those stated in this Agreement. Employee further acknowledges that his sole rights and remedies with respect to any aspect of his employment or termination of his employment are provided for in this Agreement.


     18. Captions.

     The captions of this Agreement are included for convenience only and will not affect the construction of any provision of this Agreement.


     19. Governing Law and Forum.

     This Agreement, its construction, and the determination of any rights, duties or remedies of the parties arising out of or relating to this Agreement, will be governed by, and interpreted in accordance with, the laws of the state of Michigan, except for any provisions of Michigan law which direct the application of other states' laws and except that if any provision of this Agreement would be illegal, void, invalid or unenforceable under such Michigan laws, then the laws of such other jurisdiction which would render such provisions valid and enforceable will govern so far as is necessary to sustain the validity and enforceability of the terms of this Agreement. Each party consents to be subject to personal jurisdiction of the courts of Michigan, and any lawsuit or other court action or proceeding relating to, or arising out of, this Agreement or Employee's employment with the Companies will be instituted only in the state or federal court of proper jurisdiction in the state of Michigan, or such other state in which the Company has its headquarters, and those courts will have exclusive jurisdiction over any case or controversy arising out of or relating to this Agreement.


     20. Severability.

     All provisions, agreements, and covenants contained in this Agreement are severable, and in the event any of them will be held to be illegal, void or invalid by any competent court or under any applicable law, such provision will be changed to the extent reasonably necessary to make the provision, as so changed, legal, valid and binding. If any provision of this Agreement is held illegal, void or invalid in its entirety, the remaining provisions of this Agreement will not in any way be affected or impaired, but will remain binding in accordance with their terms.


     21. No Waiver.

     No waiver of any provision of this Agreement will be valid unless in writing and signed by the party against whom enforcement of the waiver is sought. The waiver by either party of any breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.


     22. Consultation with Counsel.

     Employee acknowledges that he has been given the opportunity to consult with his personal legal counsel concerning all aspects of this Agreement and the Company has urged Employee to so consult with such counsel.


     23. Conflicts.

     Employee represents and warrants that his execution, delivery and performance of this Agreement will not (i) constitute a breach or violation of any agreement or arrangement to which he is a party or by which he is bound;
(ii) constitute a violation of any order, judgment or decree to which he is a party; or (iii) require the consent of any third party.

     IN WITNESS WHEREOF, the Company and Employee have duly executed this Agreement as of the date and year stated.

                                    Tarpon Industries, Inc.

                                    By: /s/ Peter Farquhar
                                        ---------------------------------------

                                    Its:  Chief Executive Officer
                                          -------------------------------------

                                    Date: November 21, 2005
                                          -------------------------------------

/s/ John A. Mayfield
-------------------------
John A. Mayfield

November 14, 2005
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Date

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99.2 News release dated December 13, 2005

             TARPON INDUSTRIES ANNOUNCES NEW CHIEF FINANCIAL OFFICER

     Company Bolsters Executive Team with Manufacturing Industry Heavyweight

Marysville, Michigan - December 13, 2005 - Tarpon Industries, Inc. (AMEX: TPO), a manufacturer and distributor of structural and mechanical steel tubing and engineered steel storage rack systems, today announced that John A. Mayfield, MBA, CPA, has joined the company as its new chief financial officer (CFO). Mayfield will report directly to Tarpon President and Chief Operating Officer Patrick Hook, and will be responsible for finance and accounting.

"It is a pleasure to announce the appointment of John Mayfield as Tarpon's new chief financial officer," said Tarpon Chairman and CEO J. Peter Farquhar. "John's proven leadership skills, expertise in acquisition integration, public company experience, and business acumen, coupled with his background as finance and accounting executive for billion dollar corporations makes him a tremendous asset to the Tarpon team as we drive to substantially scale our business."

Mayfield succeeds James T. House, Tarpon's Chief Financial Officer at the time of its public offering, who will serve as a consultant during the transition.

About John A. Mayfield

John A. Mayfield, MBA, CPA, is a senior level financial executive with more than 25 years of global experience with significant expertise in the manufacturing, distribution, and service industries. Before joining Tarpon, Mayfield held the position of Vice President of Finance of Industrial Products Division a division of Precision Castparts Corporation. Precision Castparts, a $3 billion publicly traded company, is a diversified manufacturer of highly-complex components for aerospace, automotive, and specialty industry segments.

Prior to his role at Precision Castparts, Mayfield spent 17 years in a variety of senior management positions, culminating with the Vice President (Finance) Controller of Operations for Illinois Tool Works (ITW), an $11 billion, publicly traded manufacturer and distributor of highly engineered products comprised of 600 business units in the construction, consumer, automotive and industrial sectors.

Mayfield is a certified public accountant (CPA), and technically proficient in SEC, FASB, GAAP, IAS, consolidations, and Sarbanes Oxley (SOX), with special skills in acquisition integration, strategic planning, and cost accounting. He received a Master of Business Administration (MBA) degree from the Kellogg
Graduate School of Management at Northwestern University, and a Bachelor of Science degree in Accounting from the University of Missouri.

About Tarpon Industries, Inc.

Tarpon Industries, Inc., through its wholly owned subsidiaries within the United States and Canada, manufactures and sells structural and mechanical steel tubing and engineered steel storage rack systems. Through an aggressive acquisition-driven business model, the company's mission is to become a larger and more significant manufacturer and distributor of structural and mechanical steel tubing, engineered steel storage rack systems and related products. For more information, please visit Tarpon's website at http://www.tarponind.com.

Forward-Looking   Statements

Certain statements made by Tarpon in this presentation and other periodic oral and written statements, including filings with the Securities and Exchange Commission, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, as well as statements in this news release which address projected revenue, operating performance or the successful completion of due diligence of acquisition candidates and successful acquisition of candidate companies, along with events and developments that we expect to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales or earnings expectations, cost savings, awarded sales, volume growth, earnings or a general belief in our expectations of future operating results, are forward-looking statements. The forward-looking statements are made on the basis of management's assumptions and estimations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all of the risks, include our ability to obtain future sales, our ability to successfully integrate acquisitions, changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities including increased costs, reduced production or other factors, costs related to legal and administrative matters, our ability to realize cost savings expected, inefficiencies related to production that are greater than anticipated, changes in technology and technological risks, foreign currency fluctuations, increased fuel costs, increased steel costs as it relates to our selling price, work stoppages and strikes at our facilities and those of our customers, the presence of downturns in customer markets where the company's goods and services are sold, financial and business downturns of our customers or vendors, and other factors, uncertainties, challenges, and risks detailed in Tarpon's public filings with the Securities and Exchange Commission. Tarpon does not intend or undertake any obligation to update any forward-looking statements.


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